UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 25, 2008

(Date of earliest event reported)

SOUTHERN STAR ENERGY INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30299 (Commission File Number)	20-2514234 (IRS Employer Identification No.)

110 CYPRESS STATION DRIVE, SUITE 152, HOUSTON, TEXAS 77090

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (832) 375-0330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Auditor Dismissal

On September 25, 2008, the Registrant dismissed Dale Matheson Carr-Hilton Labonte LLP (“DMCL”), the Registrant’s principal registered independent public accountant that was previously engaged as the principal accountant to audit the Registrant’s financial statements.

DMCL’s accountant’s report on the Registrant’s financial statements for the last two fiscal years, and any interim period preceding DMCL’s dismissal, did not contain an adverse opinion or a disclaimer of opinion. Also during this period, DMCL’s accountant’s report was not qualified or modified as to uncertainty, audit scope or accounting principles, except that DMCL’s principal accountant report on the Registrant’s financial statements for the fiscal years ended May 31, 2008 and 2007, as reported in the Registrant’s Form 10-KSB filed with the Securities and Exchange Commission on August 29, 2008, was modified to include an explanatory paragraph with respect to the Registrant’s ability, in light of the Registrant’s lack of revenues, history of losses and need for additional funds, to continue as a going concern.

During the Registrant’s two most recent fiscal years, and any interim period preceding the dismissal of DMCL, based on the Registrant’s communications with DMCL, to date, the Registrant is not aware of any disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCL, would have caused DMCL to make reference to the subject matter of the disagreement in connection with DMCL’s accountant’s report.

During the Registrant’s two most recent fiscal years and any interim period preceding the dismissal of DMCL, based on the Registrant’s communications with DMCL, to date, the Company is not aware of any "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred.

The Registrant’s dismissal of DMCL was approved by the Registrant’s board of directors on September 25, 2008.

Pursuant to Item 304(a)(3) of Regulation S-K, DMCL has been provided with the disclosures in this Current Report on Form 8-K and has provided a letter commenting on the disclosures, attached as Exhibit 16.1 hereto.

Auditor Engagement

On October 1, 2008, the Registrant engaged Weaver and Tidwell, L.L.P. (“Weaver”) of Houston, Texas as its new principal registered independent public accountant to audit the Registrant’s financial statements. During the two most recent fiscal years and the interim period preceding the appointment of Weaver, the Registrant has not consulted Weaver regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that it considered an important factor in reaching a decision as to the accounting or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Exhibits.

Exhibit	Description

16.1	Letter from DMCL regarding change in certifying accountant

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN STAR ENERGY INC. (Registrant)

Dated: October 1, 2008	By: /s/ William David Gibbs William David Gibbs Chief Executive Officer, President, Secretary and Treasurer